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May 14, 2004

Dear Shareholder:

        The 2004 Annual Meeting of San Rafael Bancorp will be held at Acqua Hotel, 555 Redwood Highway, Mill Valley, California, on Monday, June 21, 2004, at 5:30 p.m. PDT. Refreshments will be served. Valet parking will be provided.

        At the annual meeting you will be asked (1) to elect five directors of San Rafael Bancorp to serve for the coming year until their successors are duly elected and qualified, (2) to ratify the appointment of Varvrinek, Trine, Day & Company LLP as independent public accountants of the Company for the 2004 fiscal year, (3) to approve an amendment to San Rafael Bancorp's Articles of Incorporation changing San Rafael Bancorp's name to Epic Bancorp, and (4) to act on such other business as may properly come before the meeting. You are urged to read the accompanying Proxy Statement carefully. It contains a detailed explanation of all matters on which you will be asked to vote.

        All holders of record of San Rafael Bancorp Common Shares as of close of business on April 30, 2004, are entitled to receive notice of and vote at the 2004 Annual Meeting.

        The 2003 Annual Report on Form 10-KSB of San Rafael Bancorp for the fiscal year ending December 31, 2003, which was filed with the SEC, is being mailed simultaneously with this Proxy Statement. The 2003 Annual Report on Form 10-KSB contains audited financial statements and other information, but it is not to be deemed a part of the proxy soliciting material. Additional copies of San Rafael Bancorp's 2003 Annual Report on Form 10-KSB are available without charge by writing to Michael Moulton, Chief Financial Officer, San Rafael Bancorp, 851 Irwin Street, San Rafael, California 94901.

        Whether or not you plan to attend the Annual Meeting, please sign, date and return the enclosed proxy. It is very important that as many shares as possible be represented at the meeting. A postage-paid, return envelope is enclosed for your convenience in returning your completed proxy. If after signing and returning the proxy, you come to the meeting, you may vote in person even though you have previously sent in a proxy.

        The shareholder meeting will be held in the Richardson Room at the Acqua Hotel. We look forward to seeing you on Monday, June 21, 2004.

Sincerely,

Kit M. Cole Chairman/CEO, San Rafael Bancorp Chairman/Co-CEO, Tamalpais Bank	Mark Garwood President/Co-CEO, Tamalpais Bank

SAN RAFAEL BANCORP
851 IRWIN STREET
SAN RAFAEL, CALIFORNIA 94901
(415) 454-1212

Notice of Annual Meeting of Shareholders
June 21, 2004, 5:30 P.M.

NOTICE TO SHAREHOLDERS:

        The Annual Meeting of Shareholders of San Rafael Bancorp, a California corporation, will be held at the Acqua Hotel, 555 Redwood Highway, Mill Valley, California, on Monday, June 21, 2004 at 5:30 p.m. for the following purposes:

  1.
  To elect directors;

  2.
  To ratify the appointment of Vavrinek, Trine, Day & Company LLP as independent public accountants of the Company for the 2004 fiscal year;

  3.
  To approve an amendment to San Rafael Bancorp's Articles of Incorporation changing the Company's name to Epic Bancorp; and

        To transact such other business as may properly come before the meeting.

        The names of the Board of Directors' nominees to be Directors of San Rafael Bancorp are set forth in the accompanying Proxy Statement and are incorporated by reference herein.

        The bylaws of San Rafael Bancorp provide for the nomination of directors in the following manner:

        Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the Chairman of the Board of the corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for the election of directors; provided however, that if less than 21 days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) curriculum vitae; (c) the principal occupation of each proposed nominee; (d) the number of shares of capital stock of the corporation owned by each proposed nominee; (e) the name and residence address of the notifying shareholder; and (f) the number of shares of capital stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which directors are to be elected.

        Only shareholders of record at the close of business on April 30, 2004 are entitled to notice of and to vote at this meeting and any adjournments thereof.

                      By Order of the Board of Directors,
                       William Jeffery Tappan, Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.

San Rafael, California
May 14, 2004

Mailed to shareholders
on or about May 14, 2004

SAN RAFAEL BANCORP
851 IRWIN STREET
SAN RAFAEL, CALIFORNIA 94901
(415) 454-1212

PROXY STATEMENT

INFORMATION CONCERNING THE SOLICITATION

        The enclosed Proxy is solicited by, and on behalf of, the Board of Directors of San Rafael Bancorp, a California corporation, for use at the Annual Meeting of Shareholders to be held at the Acqua Hotel, 555 Redwood Highway, Mill Valley, California, on Monday, June 21, 2004 at 5:30 p.m. (the "Meeting"). Only shareholders of record on April 30, 2004 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, San Rafael Bancorp had outstanding 3,647,556 shares of its no par value common stock (the "Common Stock").

        Holders of Common Stock are entitled to one vote for each share held except that for the election of directors a shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by the shareholder multiplied by the number of directors to be elected and such shareholder may cast all his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses. However, no shareholder is entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless the candidate's or candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder has given the required notice, all shareholders may cumulate their votes for candidates in nomination. An opportunity will be given at the Meeting prior to the voting for any shareholder who desires to do so, to announce his or her intention to cumulate his or her votes. The proxy holders are given, under the terms of the Proxy, discretionary authority to cumulate votes represented by shares for which they are named in the Proxy.

        Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke or suspend it prior to its exercise. It is revocable prior to the Meeting by an instrument revoking it or by a duly executed Proxy bearing a later date, delivered to the Secretary of San Rafael Bancorp. A Proxy is also revoked if the shareholder is present at the Meeting and elects to vote in person. Unless otherwise instructed by the shareholder, each valid, returned Proxy which is not revoked will be voted "FOR" the nominees of the Board of Directors in the election of directors, "FOR" Proposals No. 2 and No. 3, and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

        Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted in tabulations of the votes cast on proposals presented to shareholders and, except for Proposal No. 3, broker non-votes are not counted as votes for or against a proposal or as votes present and voting on the proposal.

1

        San Rafael Bancorp will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of Proxies by use of the mail, some of the officers, directors and regular employees of San Rafael Bancorp may (without additional compensation) solicit Proxies by telephone or personal interview, the costs of which San Rafael Bancorp will bear.

Principal Shareholders and Change of Control

        Management is not aware of any change of control of San Rafael Bancorp during the period beginning January 1, 2003 through the present, except the liquidation by Community Bankshares LP of all its shares of San Rafael Bancorp common stock in connection with San Rafael Bancorp's recently completed public offering. Management is not aware of any arrangement that, at a subsequent date, may result in a subsequent change of control of San Rafael Bancorp. The following table provides information as of April 30, 2004, as to shareholders who, to the Company's knowledge, beneficially own 5% or more of the outstanding shares of Common Stock.

Name and Address Beneficial Owner or Identity of Group[1]	Amount and Nature of Beneficial Ownership	Percent of Class
Miller & Jacobs Capital, LLC[2] P. O. Box 26039, Gallows Bay Station Christiansted, Virgin Islands 00824	307,692 shares	8.44%
The Banc Funds Company, LLC[3] 208 S. LaSalle Street, Suite 1680 Chicago, IL 60604	360,000 shares	9.87%
Wellington Management Company, LLP[4] 75 State Street Boston, MA 02109	360,000 shares	9.87%
SuNova Capital LLP[5] 780 Third Avenue, 30th Floor New York, NY 10017	360,000 shares	9.87%

Except as described in the notes to the Share Ownership of Management table, each person has shared voting and investment power with respect to the shares listed.

2
Includes 153,846 shares held in Acadia Fund I, and 153,846 shares held in Cerulean Partners.

3
Includes 180,000 shares held in BancFund V, and 180,000 shares held in BancFund VI.

4
Includes 89,000 shares held in Bay Pond Bermuda, and 271,000 shares held in Bay Pond Partners.

5
Includes 114,400 shares held in SuNova Partners LP, 34,300 shares held in SuNova Long Term Opportunity Fund, and 211,300 shares held in SuNova Offshore.

Share Ownership of Management

        The following table provides information as of April 30, 2004 as to shares of Common Stock beneficially owned by the nominees named under "PROPOSAL NO. 1: ELECTION OF DIRECTORS OF SAN RAFAEL BANCORP" below and each executive officer named in the Summary of Compensation Table elsewhere in this Proxy Statement, as well as all directors and principal officers of San Rafael Bancorp as a group. Ownership information is based upon information furnished by the respective individuals.

Name	Relationship to San Rafael Bancorp	Number of Shares Beneficially Owned(1)	Percent of Shares Beneficially Owned
Allan G. Bortel(2)	Director San Rafael Bancorp	—	—
Kit M. Cole(3)	Chief Executive Officer, Chairman of the Board, & Director San Rafael Bancorp Co-Chief Executive Officer & Director Tamalpais Bank	158,839	4.3%
Carolyn B. Horan	Director San Rafael Bancorp & Tamalpais Bank	65,999	1.8%
Richard E. Smith	Director San Rafael Bancorp & Tamalpais Bank	90,000	2.5%
W. Jeffery Tappan(4)	Director San Rafael Bancorp & Tamalpais Bank	33,790	..9%
Mark Garwood(5)	President / Co-Chief Executive Officer and Director Tamalpais Bank	39,749	1.1%
Michael Moulton(6)	Chief Financial Officer San Rafael Bancorp & Tamalpais Bank	18,070	..5%
All Directors and Executive Officers as a Group (7 persons)(7)		406,318	11.0%

(1)
Includes shares owned and stock options that are presently exercisable.

(2)
Appointed by the Board of Directors of San Rafael Bancorp April 27, 2004.

(3)
Includes 108,318 shares voted for Kit M. Cole Family Trust as Trustee; 42,417 shares voted for K. Cole Sep IRA; 1,074 shares voted for Cole Financial Group as CEO; 300 shares voted for Kit Cole Investment Advisory Services (formerly Cole Financial Group) as CEO, and 6,730 shares of incentive stock options that are presently exercisable.

(4)
Includes 27,000 shares voted for Kit M. Cole Grandchildren's Trust as Trustee and 1,000 shares of non-employee stock options that are presently exercisable.

(5)
Includes 26,656 shares of incentive stock options that are presently exercisable.

(6)
Includes 14,223 shares of incentive stock options that are presently exercisable.

(7)
Includes 48,609 shares of incentive stock options that are presently exercisable.

PROPOSAL NO. 1

ELECTION OF DIRECTORS OF SAN RAFAEL BANCORP

        The Bylaws of San Rafael Bancorp provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance that procedure may, in his or her discretion, be disregarded by the Chair of the Meeting and, upon the Chair's instruction, the inspectors of election must disregard all votes cast for those nominee(s).

Nominees

        The Bylaws authorize not less than four (4) or more than seven (7) directors with the exact number within that range to be fixed by resolution of the Board of Directors. The number of directors of San Rafael Bancorp has been fixed at five (5). The Directors hold office for a term of one year continuing until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.

        All proxies will be voted for the election of the following five (5) nominees recommended by the Board of Directors, each of whom is a current director, unless authority to vote for the election of directors is withheld:

Allan G. Bortel	Richard E. Smith
Kit M. Cole	William Jeffery Tappan
Carolyn B. Horan

        If any nominee's name is lined out on the accompanying proxy card, the shares of such proxy will not be voted for or against election of such nominee. If any of the nominees should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

Information concerning Nominees for Director and Principal Officers

        The following discussion provides some information about those persons nominated by the Board of Directors for election as directors and for the Named Executive Officer, including each nominee's and Named Executive Officer's principal occupation for the past five years.

        The following table lists our directors and executive officers:

Name	Position
Kit M. Cole	Chairman, Director, and Co-Chief Executive Officer, Tamalpais Bank Chairman, Director, and Chief Executive Officer, San Rafael Bancorp
Carolyn B. Horan(1)	Vice Chairman and Director, Tamalpais Bank Vice Chairman and Director, San Rafael Bancorp
Richard E. Smith(1)	Director, Tamalpais Bank Director and Treasurer, San Rafael Bancorp
William Jeffery Tappan	Director, Tamalpais Bank Director and Secretary, San Rafael Bancorp
Allan G. Bortel(1)	Director, San Rafael Bancorp
Mark Garwood	President, Co-Chief Executive Officer, and Director, Tamalpais Bank
Michael Moulton	Chief Financial Officer, Tamalpais Bank Chief Financial Officer, San Rafael Bancorp

(1)
Member of the Audit, Compensation, and Nomination Committees of San Rafael Bancorp

        Allan G. Bortel, Carolyn B. Horan, and Richard E. Smith are independent directors as defined by the rules of the National Association of Securities Dealers, Inc.

        The following is a brief account of the business experience during the past five years of each director, nominee, and executive officer of San Rafael Bancorp. Executive officers must be selected by the Board of Directors annually as required by the bylaws of San Rafael Bancorp.

        Allan G. Bortel, CFA, 63, is a retired securities analyst who has lived in Tiburon, Marin County, for nearly 35 years. Mr. Bortel became a Chartered Financial Analyst (CFA) in 1971. His industry specialty was financial companies. Mr. Bortel was recognized as a top analyst for many years by Institutional Investor magazine in its annual poll of stock brokerage firms. During his career, Mr. Bortel was associated with Lehman Brothers, Loeb Rhoades & Co. and Sutro & Co., in their San Francisco-based research departments. From 1996-1998, Mr. Bortel managed an investment fund that specialized in financial stocks. Mr. Bortel is a trustee of the Belvedere-Tiburon Library and a commissioner on the Marin County Commission on Aging (MCCA), both appointments of the Tiburon Town Council. He is a member of the Peninsula Library Foundation and serves on a number of library committees. He has a strong interest in affordable housing and serves as the chairman of the Housing & Transportation Committee of the MCCA. Mr. Bortel is an active volunteer at The Redwoods Retirement Residence, Mill Valley, where he teaches computers and assists residents with the wide range of technological challenges faced by seniors. Mr. Bortel is vice president of the Reedlands Property Owners Assn. and publishes its newsletter. He serves as the co-chairman of his Citizens Emergency Response Training (CERT) unit in southern Marin County. He has a B.S. (economics) from The Wharton School of the University of Pennsylvania, and his MBA (finance) was earned at the University of California, Berkeley.

        Kit M. Cole, age 63, is the Chairman and Co-CEO of Tamalpais Bank and Chairman and CEO of San Rafael Bancorp. Ms. Cole has served as Chairman and Director of San Rafael Bancorp since its inception in 1988 and as Chairman and Director of Tamalpais Bank since its inception in 1991. She is also CEO of an investment advisory firm, Kit Cole Investment Advisory Services, located in central San Rafael. She established Kit Cole Investment Advisory Services in 1977 to provide investment advisory and financial planning services, with a special focus on the needs of women and families. In 1997, Ms. Cole was inducted into the Marin County Women's Hall of Fame. In 1998, Ms. Cole served as Chairman of the Marin Women's Commission, where she also co-chaired the Economic Resource Center Committee. Ms. Cole was the principal organizer of New Horizons Savings and Loan Association ("New Horizons") in 1978 and served as its first Chairman of the Board. She has co-founded two influential community organizations: the Wednesday Morning Dialogue, a group of one hundred community women, and Marin Forum, a group of fifty outstanding men and women community leaders. Ms. Cole is also Chairman Emeritus and a director of Circle Bank and New West Bancshares.

        Carolyn B. Horan, Ed.D, age 72, is a well-known educator and community leader. Dr. Horan has served as a director and vice chairman of San Rafael Bancorp since its inception in 1988 and as a director and vice chairman of Tamalpais Bank since its inception in 1991. Carolyn B. Horan served as Executive Director of the Buck Institute for Education, a research and development institute, from 1987 through 2001. Previously she was Assistant Superintendent of Educational Development for the Marin County Office of Education. Over the years she has held office on several non-profit boards and educational organizations. Dr. Horan holds a Bachelor of Science Degree and a Masters Degree from San Francisco State University and a Doctorate Degree in Education from Nova University. In 1992 Dr. Horan was inducted into the Marin County Women's Hall of Fame. Currently Carolyn is managing the Horan apple orchard and operating her own business, Apple Tree Ceramics in Forestville, California.

        Michael E. Moulton, age 42, a resident of Larkspur, California, is Chief Financial Officer of San Rafael Bancorp and Senior Vice President and Chief Financial Officer of Tamalpais Bank. Mr. Moulton came to Tamalpais Bank in 1994 as Vice President, Controller. He was named Chief Financial Officer of Tamalpais Bank in 1998 and Chief Financial Officer of San Rafael Bancorp in 2003. Prior to joining Tamalpais Bank, Mr. Moulton served in various accounting and financial capacities at three other financial institutions. Mr. Moulton has 17 years of industry experience and for the last ten years has been responsible for Tamalpais Bank's accounting, investment management, financial planning and analysis, and secondary marketing activities. He is also responsible for San Rafael Bancorp's SEC reporting and performing investor relations functions.

        Richard E. Smith, CPA /CFE, age 65, lives in Green Valley, Arizona. Mr. Smith has served as a director of San Rafael Bancorp since its inception in 1988 and as a Director of Tamalpais Bank since its inception in 1991. He was Managing Partner of the San Francisco Bay Area Profit Center for a National CPA firm before founding his own firm in Marin County. Mr. Smith is a Certified Fraud Examiner. He testified extensively as an expert accounting witness in civil and criminal judicial proceedings involving fraud, white-collar crime and accounting malpractice issues. Mr. Smith served on the California State Board of Accountancy Technical Review Panel and the State Board of Accountancy Major Case Project. Mr. Smith is the recipient of an honorary lifetime membership award from the American Institute of CPA's for his many professional activities. He was active in Marin Rotary Clubs, Marin Estate Planning Council, the International Association of Financial Planners, Marin Wine and Food Society, Marin Country Club, and the Okizu Foundation. Mr. Smith is currently a member of the Board of Directors and President of Desert Hills Golf Club. He is a Director of the Green Valley Domestic Water Improvement District. Mr. Smith is a co-organizer, founding shareholder, director and Treasurer of San Rafael Bancorp and a director of Tamalpais Bank. He chairs the Audit Committees of

San Rafael Bancorp and Tamalpais Bank. Mr. Smith is semi-retired and holds current active professional licenses in California.

        William Jeffery Tappan, age 39, is a project manager at Kit Cole Investment Advisory Services, where he is responsible for the administration of the firm's flagship mutual fund, Kit Cole Strategic Growth Fund. Mr. Tappan has served as a board member for a local savings institution in Marin County. Mr. Tappan received a Bachelors of Arts in Business Economics from U.C. Santa Barbara and has completed a graduate program at the California Interstate Banking School. Mr. Tappan is currently enrolled in a Masters in Business program at San Francisco State University. Mr. Tappan has had extensive international experience, having lived abroad. Mr. Tappan was elected to the Board of San Rafael Bancorp and Tamalpais Bank in 2001.

        There is no family relationship between any director, or principal officer, except that Director W. Jeffery Tappan is the son of Chairman and CEO Kit Cole. No director of San Rafael Bancorp holds a directorship in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934, as amended.

        No director has been during the past five years, or is, involved in any legal proceedings material to an evaluation of the ability or integrity of such director. No significant business or personal relationships exist between any director and San Rafael Bancorp or its management, except for the business relationships noted under "EXECUTIVE COMPENSATION" and "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS". No relationship with affiliates and others exists, except for the business relationships noted in the immediately preceding sentence. Management is not aware of any arrangement or understanding between the nominees and any other person pursuant to which the nominee was or is to be selected as a director or nominee.

TAMALPAIS BANK DIRECTORS

        San Rafael Bancorp directors Cole, Horan, Smith, and Tappan are also directors of Tamalpais Bank. The following is a brief account of the business experience during the past five years of each additional director of Tamalpais Bank. Bank directors are elected by the Board of Directors of San Rafael Bancorp.

        Diane Doodha, age 61, is a resident of Ross, CA. Ms. Doodha's diverse career includes that of educator, administrator and business woman. Ms. Doodha began her career in education where she was selected to work on a Carnegie Research Project that laid the groundwork for change in the way educators approach learning differences and teaching styles. She then went on to manage non-profit organizations where she held the position of Executive Director of The North San Mateo County Center of the Arts and of the Mill Valley Film Festival. Ms. Doodha has worked in marketing and was President and CEO of a parent education company which featured parent education seminars. In addition she has long been a supporter of both Marin and San Francisco community organizations and has served on many boards of directors including those of Children As Peacemakers, BAYLA, The California Film Institute/Mill Valley Film Festival, The San Francisco Performing Arts Library and Museum and the Marin Arts Council. She is presently a member of the Board of Directors of The Marin General Hospital Foundation and Vector Theater Company. Ms. Doodha holds a Bachelor of Arts Degree, a Master's Degree and has completed course work toward an MBA. Ms. Doodha has been a member of the Board of Directors of Tamalpais Bank since 1991 and is a founding shareholder of Tamalpais Bank.

        Mark Garwood, age 49, a resident of Kentfield, California, is the President / Co-CEO of Tamalpais Bank. Mr. Garwood began employment with Tamalpais Bank as Vice President and Chief Lending Officer in 1991, was named President in 1996 and Co-CEO in April 2004. Mr. Garwood has over 24 years of banking experience. Mr. Garwood has held a California Department of Real Estate broker's license and has been a residential developer for 20 years. Mr. Garwood is Chairman of the Marin Workforce Housing Trust Board of Directors, and was a founding organizer of the Major Employer Housing Group, which was created to establish a workforce housing trust in Marin County through a public private partnership. He is a past member of the Board of Directors and Executive Committee of the San Rafael Chamber of Commerce, and served as Chairman in 2002. Mr. Garwood serves as Treasurer for the City of San Rafael's Friends of San Rafael. He is a former Chairman of both the San Rafael Chamber's Affordable Housing Committee and Marin Consortium for Workforce Housing and is a past board member and treasurer of the Kentfield Schools Foundation. Mr. Garwood is also a past member of the Western Independent Bankers Membership Committee, Hospice of Marin Underwriting Committee, Board of Supervisors Housing Discrimination Task Force, North Bay Family Homes Loan Committee and San Rafael Rotary. He has also served on the Board of Directors of Habitat for Humanity of Marin, and the California Association of Mortgage Brokers. Under Mr. Garwood's leadership the Marin Consortium for Workforce Housing received the award for excellence in the area of Affordable Housing from the Marin Economic Commission in 1999. Mr. Garwood received the Mary Lou Jacobsen award of excellence for leadership from the San Rafael Chamber of Commerce in 2000.

        Walt Spevak, age 50, is a resident of Mill Valley, CA and became a director of Tamalpais Bank in May 2004. Mr. Spevak worked at Marin County software developer, Autodesk Inc., for nearly 18 years where he held numerous roles including Senior Director of Corporate Real Estate and Facilities, Community Relations and Corporate Travel as well as Director of Product Marketing and Product Management. Mr. Spevak currently is an independent investor volunteering his time with various non-profits including Friends of Marin Center, the Marin Center Renaissance Partnership, the Mill Valley Library Foundation, the Marin County School To Career Partnership, the North Bay Children's Center and the Marin County Workforce Housing Trust. Mr. Spevak is a Stanford University alumnus, majoring in economics as an undergraduate and focusing on high technology and marketing as an MBA graduate. He is active in university alumni programs and boards where he has received awards over the years for his service to the University.

Directors Emeritus

        Tamalpais Bank began its Director Emeritus Program in 2002 for the purpose of encouraging former directors to continue to promote Tamalpais Bank in the community. Emeritus Directors receive a stipend of $1,000 per month for their services in promoting Tamalpais Bank.

        Byron Mauzy, Ed.D., was a Tamalpais Bank Director from 1994 until 2002; he is a past Secretary of the Tamalpais Bank Board, and served as Chairman of the Audit and Personnel Committees. Dr. Mauzy's career in education spanned a period of over forty years; he retired as the Marin County Superintendent of Schools in 1995. Over the years, Dr. Mauzy has served on several community boards, including the Beryl Buck Institute for Education, Marin Suicide Prevention, Marin Chamber of Commerce, and the Marin Volunteer Center.

        Glen Robinson was a Tamalpais Bank Director from 1994 until 2002; he is a past Chairman of the Loan, CRA and Fair Lending Committees. Mr. Robinson was appointed United States Marshal for the Northern District of California by President Carter in 1978, and served in this capacity until retiring in 1990. Mr. Robinson has received numerous awards including the U.S. Department of Justice Outstanding Performance Award in 1971, 1974, 1975, and 1990. He has also served on several community boards, including the Marin County Board of Education, Salvation Army, American Red Cross, and Performing Stars of Marin.

SAN RAFAEL BANCORP BOARD MEETINGS AND COMMITTEES

        The total number of meetings of the Board of Directors (including regularly scheduled and special meetings) held during 2003 was fourteen (14). Each incumbent director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors held during the period that he or she served, and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served during the period that he or she served.

Committees of the Board of Directors

        The San Rafael Bancorp has standing Audit, Compensation, and Nominating Committees.

Audit

        The Audit Committee of San Rafael Bancorp's Board of Directors (the "Audit Committee"), which consisted of Directors Carolyn B. Horan and Richard E. Smith, held four (4) meetings in 2003. The functions of the Audit Committee are to approve the appointment of and to oversee a firm of independent public accountants who audit the books and records of San Rafael Bancorp for the fiscal year for which they are appointed, to approve each professional service rendered by the independent accountants and to evaluate the possible effect of each such service on the independence of San Rafael Bancorp's accountants. The Audit Committee also reviews internal controls and reporting procedures of San Rafael Bancorp's and Tamalpais Bank's offices and periodically consults with the independent auditors with regard to the adequacy of internal controls. Beginning in May 2004, Director Allan G. Bortel will serve on the Audit Committee.

REPORT OF AUDIT COMMITTEE

          NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN ANY OF SAN RAFAEL BANCORP'S FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY OF THOSE FILINGS AND WILL NOT OTHERWISE BE DEEMED FILED UNDER THE 1933 or the 1934 ACT.

            San Rafael Bancorp (May 3, 2004)

          The Audit Committee of San Rafael Bancorp Board of Directors (the "Audit Committee") is composed of three independent directors and operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Exhibit A. The members of the Audit Committee are Richard E. Smith, CPA, as chair, and Carolyn B. Horan, Ed.D. Beginning in May 2004, Allan G. Bortel, CFA will serve on the Audit Committee. The Audit Committee appoints San Rafael Bancorp's independent accountants, subject to shareholder ratification.

          Management is responsible for San Rafael Bancorp's internal controls and the financial reporting process. The independent accountants, Vavrinek, Trine, Day & Company LLP, are responsible for performing an independent audit of San Rafael Bancorp's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

          In this context, the Audit Committee has met and held discussions with management and Vavrinek, Trine, Day & Company LLP. Management represented to the Audit Committee that San Rafael Bancorp's consolidated financial statements for the year ended December 31, 2003 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed these consolidated financial statements with management and Vavrinek, Trine, Day & Company LLP. The Audit Committee discussed with Vavrinek, Trine, Day & Company LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

          Vavrinek, Trine, Day & Company LLP also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Vavrinek, Trine, Day & Company LLP that firm's independence. We have considered whether the provision of services by Vavrinek, Trine, Day & Company LLP not related to the audit of the financial statements referred to above and to the reviews of interim financial statements included in San Rafael Bancorp's 10-QSB for the quarter ended September 30, 2003, is compatible with maintaining Vavrinek, Trine, Day & Company LLP's independence.

          Based on the Audit Committee's discussion with management and Vavrinek, Trine, Day & Company LLP and the Audit Committee's review of the representation of management and the report of Vavrinek, Trine, Day & Company LLP to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in San Rafael Bancorp's Annual Report on Form 10-KSB for the year ended December 31, 2003 filed with the Federal Deposit Insurance Corporation.

          Respectfully submitted by the Audit Committee,

          Richard E. Smith and Carolyn B. Horan

Audit Committee Financial Expert

        The Board of Directors has determined that it has a financial expert serving on San Rafael Bancorp's audit committee. The audit committee's financial expert is Director Richard E. Smith. As with all members of the audit committee, Mr. Smith is independent as defined by current rules of the National Association of Securities Dealers, Inc.

Compensation Committee

        The Compensation Committee, which during 2003 consisted of Richard E. Smith, as chair, and Carolyn B. Horan, met four (4) times during the fiscal year ending December 31, 2003. The principal functions of the Compensation Committee are, subject to approval of the Board of Directors, to establish personnel policies, set compensation for senior officers, establish employee benefit programs and review the performance of senior officers. Beginning in May 2004, Allan G. Bortel will serve on the Compensation Committee.

        Each member of the compensation committee is independent as defined by current rules of the National Association of Securities Dealers, Inc.

Nominating Committee

        The Nominating Committee, which was established in 2004 and therefore did not meet in 2003, consists of Carolyn B. Horan, as chair, and Richard E. Smith. Beginning in May 2004, Allan G. Bortel will serve on the Nominating Committee. The principal functions of the Nominating Committee are to assist the Board by identifying individuals qualified to become Board members, recommend nominees for election as directors to the full Board of Directors, recommend to the Board nominees for each Board committee and each Board committee chairperson, develop and recommend to the Board a set of corporate governance guidelines applicable to the Company, and oversee an annual evaluation of the Board. The Nominating Committee has a charter, a current copy of which is available to shareholders on the Company's web-site. The Company's web-site is located at www.sanrafaelbancorp.com.

        Each member of the nominating committee is independent as defined by current rules of the National Association of Securities Dealers, Inc.

        The Nominating Committee will consider director candidates recommended by securities holders if the procedures contain in Company's Bylaws are followed. These procedures are described in the NOTICE OF ANNUAL MEETING included with this Proxy Statement.

        The Nominating/Governance Committee Charter contains a description of the minimum qualifications for Nominating/Governance Committee recommended nominees. The minimum qualifications are:

  •
  high personal and professional integrity,

  •
  demonstrated analytical ability and judgment with an emphasis on strategic thinking,

  •
  genuine interest in serving the Company and willingness to commit sufficient time, and

  •
  share ownership. (1)

(1)
Non-shareholder nominees are expected to purchase shares as soon as practicable.

        The Nominating Committee will conduct an annual review of the skills and characteristics that should be reflected in the composition of the Board as a whole. As a result of the review, the Nominating Committee will identify the desired skills and characteristics that are not presently reflected in the composition of the Board as a whole recognizing that the skills and characteristics of the members of the Board will change from time to time. The Nominating Committee will take into consideration any evaluation of the performance of the incumbent directors. The Nominating Committee will survey the Board and management of the Company for potential nominee recommendations and consider any shareholder-recommended nominees. Shareholder-recommended nominees and Nominating nominees will be evaluated in the same manner including, but not limited to:

  •
  examination of the curriculum vitae of nominees,

  •
  interviews,

  •
  background checks, and

  •
  verification of references.

        The Nominating Committee has authority to engage a third party to identify, or evaluate or assist in evaluating, potential nominees, but did not engage a third party to perform any functions in connection with identifying or evaluating the nominees listed and identified in this Proxy Statement.

COMMUNICATION BY SECURITY HOLDERS WITH THE BOARD OF DIRECTORS

        The Company's Board of Directors provides a process for shareholders to send communications to the Board of Directors. The manner in which shareholders can communicate with the Board of Directors and the Company's process for determining which communications will be relayed to the Board of Directors is available to shareholders on the Company's web-site. The Company's web-site is located at www.sanrafaelbancorp.com.

Policy Regarding Director Attendance at Annual Meetings

        The Board of Directors has adopted a policy requiring all directors to attend annual meetings of shareholders. At the 2003 Annual Meeting of Shareholders, all four incumbent directors were present.

EXECUTIVE COMPENSATION

        The following table provides a summary of the compensation paid during each of San Rafael Bancorp's last three completed fiscal years for services rendered in all capacities to San Rafael Bancorp and Tamalpais Bank to Chief Executive Officer Kit M. Cole and Mark Garwood and Michael Moulton, the only other executive officers of San Rafael Bancorp whose salary and other compensation was over $100,000 during 2003 (Ms. Cole, Mr. Garwood, and Mr. Moulton are sometimes collectively referred to as the "Named Executive Officers").

Annual Compensation
Name	Principal Position	Year	Salary	Bonus	401(k) Company Match	Other Compensation
Kit M. Cole	Co-CEO Tamalpais Bank CEO San Rafael Bancorp	2003 2002 2001	$215,000 192,000 160,000	$106,748 79,872 24,000	$10,271 14,733 7,000	$15,000 9,000 6,250
Mark Garwood	President / Co-CEO Tamalpais Bank	2003 2002 2001	215,000 212,750 185,000	106,748 88,735 27,750	10,750 10,655 9,250	1,353 1,060 880
Michael Moulton	Chief Financial Officer Tamalpais Bank San Rafael Bancorp	2003 2002 2001	131,973 128,754 125,000	32,993 54,093 18,750	6,599 6,170 5,469	2,325 2,194 1,594

        The value of perquisites and other personal benefits for each Named Executive Officer are required to be disclosed in other annual compensation if they exceed, in the aggregate, the lesser of $50,000 or 10% of salary and bonus. No amounts are reported in this column for any of the Named Executive Officers since the value of perquisites and other personal benefits did not exceed the reporting threshold.

Employees Incentive Stock Option and Stock Appreciation Plan

        In 1997, San Rafael Bancorp adopted the Employee Incentive Stock Option and Stock Appreciation Rights Plan (the "Plan"). The Plan was adopted to provide employees of San Rafael Bancorp and its subsidiaries the opportunity to acquire a proprietary interest in the success of San Rafael Bancorp and Tamalpais Bank by purchasing shares of San Rafael Bancorp common stock (which, at the discretion of the Board, may include stock appreciation rights). The Plan is intended to advance the interests of the San Rafael Bancorp and Tamalpais Bank by encouraging stock ownership on the part of key employees, by enabling the San Rafael Bancorp and Tamalpais Bank to secure and retain the services of highly qualified persons as employees, and by providing such employees with an additional incentive to make every effort to enhance the success of San Rafael Bancorp and Tamalpais Bank. Under the Plan, options do not vest until an employee has been with the Company or the Bank for at least one year.

        The Plan shall be administered by the Board of Directors of San Rafael Bancorp, or by a committee of the Board to which such administration is delegated by the Board. The Board shall have plenary authority in its discretion to:

  •
  determine the employees of San Rafael Bancorp and Tamalpais Bank who are within that class described in the Plan as "participants;"

  •
  grant awards provided in the Plan in such form and amount as the Board shall determine;

  •
  impose such limitations, restrictions and conditions upon any such award as the Board shall deem appropriate; and

  •
  interpret the Plan, and to prescribe, amend, and rescind rules and regulations relating to it, and make all other determinations and take all other action necessary to advisable for the implementation and administration of the Plan.

        Options may be granted under the Plan from time to time. The grant of options are subject to the following limitations:

  •
  No "incentive stock option," as defined in Section 422 of the Code, may be granted hereunder to any participant who, on the date such option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of San Rafael Bancorp unless the exercise price of such option is equal to at least one hundred and ten percent (110%) of the fair market value of the shares of the Company's Common Stock on the date such option is granted.

  •
  The aggregate fair market value (determined as of the date an option is granted) of the shares with respect to which "incentive stock options," as defined in Section 422 of the Code, are exercisable for the first time by any optionee during any calendar year shall not exceed one hundred thousand dollars ($100,000).

        The option price to be paid upon exercise of the option shall be not less than the fair market value of the shares of the Common Stock of San Rafael Bancorp on the date such option is granted. Each option granted under the Plan shall expire ten (10) years from the date the option is granted, unless a shorter period is determined by the Board. Each option may be exercised upon such terms and conditions as the Board shall determine. If an option is exercisable only in installments, such installments shall be cumulative. In making any determination as to the employees of San Rafael Bancorp and Tamalpais Bank to whom options shall be granted and as to the number of shares to be covered by such options, the Board shall take into account the duties of the respective participants, their present and potential contributions to the success, profitability and sound growth of San Rafael Bancorp and Tamalpais Bank, and such other factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan.

        The Plan may be terminated at any time, or from time to time may be modified or amended, by the shareholders of San Rafael Bancorp. In addition, the Board may terminate the Plan at any time and from time to time modify or amend the Plan in such respects as it shall deem advisable, or to conform to any requirements of the laws and regulations relating to the San Rafael Bancorp or in any other respect; provided, however, that no such action of the Board may, without the approval of the shareholders, amend the Plan in any manner which would have the effect of preventing options issued under the Plan from being "incentive stock options" as defined in Section 422 of the Internal Revenue Code, or alter the provisions of the Plan so as to (a) increase, other than pursuant to the adjustment provision, the maximum number of shares as to which options may be granted under the Plan; (b) add a new class of participants; (c) decrease the exercise price; (d) extend the term of the Plan or the maximum term of options granted hereunder; or (e) withdraw the administration of the Plan from the Board. The authority and power of the Board to terminate or modify or amend the Plan may not be delegated to a Committee.

        The aggregate number of shares which may be issued pursuant to the exercise of options granted under the Plan was 243,000 shares (as adjusted under the Plan for stock splits) of common stock and was increased to 480,543 shares at the July 2003 shareholder meeting.

Option Grants and Exercises

        The following table sets forth information concerning individual grants of stock options during fiscal year 2003 to each of the Named Executive Officers:

Name	Number of Securities Underlying Options/ SARS Granted(#)	% of Total Options/ SARS Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Value[1]
Kit M. Cole	1,850	11.1%	$10.00	2/15/2013	$8,973
Mark Garwood	1,850	11.1%	$10.00	2/15/2013	$8,973
Michael Moulton	1,200	7.2%	$10.00	2/15/2013	$5,820

1
Present value at date of grant using the Black-Scholes model.

        The following table shows exercises of stock options during fiscal year 2003 by the Named Executive Officers and the value at December 31, 2003 of unexercised options on an aggregate basis held by each of those persons:

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

			Number of Securities Underlying Unexercised Options SARS at FY-end(#)		Value of Unexercised In-The-Money Options at FY-end($)(1)
Name	Shares Acquired On Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Kit M. Cole	—	—	6,360	3,515	$50,701	$13,326
Mark Garwood	—	—	26,286	3,515	285,429	13,326
Michael Moulton	—	—	13,983	2,280	149,338	8,644

(1)
Based on a bid price of $13.00 at December 31, 2003.

Directors Stock Option Plan

        At its 2003 Annual Meeting of Shareholders held on July 15, 2003, the shareholders of San Rafael Bancorp approved the San Rafael Bancorp 2003 Non-Employee Directors' Stock Option Plan. 67,000 shares of San Rafael Bancorp common stock is reserved for the exercise of options to be granted under the Directors' Plan.

        Only nonstatutory options may be granted. The number of shares available for issuance is subject to adjustment for stock dividends, stock splits and changes into or exchanges for other securities of San Rafael Bancorp or of another corporation. Any adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option and with a corresponding adjustment in the option price per share.

        The Directors' Plan provides for administration by the Board of Directors' or by a committee for this purpose. Options may be granted only to non-employee directors of San Rafael Bancorp or of Tamalpais Bank.

        The following table sets forth information concerning individual grants of stock options during fiscal year 2003 to each of the San Rafael Bancorp Directors:

Name	Number of Securities Underlying Options/SARS Granted(#)	% of Total Options/SARS Granted to Non-employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Value[1]
Carolyn B. Horan	5,000	26.3%	$10.00	8/8/2013	$24,250
Richard W. Smith	5,000	26.3%	$10.00	8/8/2013	$24,250
W. Jeffery Tappan	6,000	31.6%	$10.00	8/8/2013	$29,100

1
Present value at date of grant using the Black-Scholes model.

        No options granted under the Directors' Plan were exercised during 2003.

401(k) Plan

        On January 1, 1996 the Board of Directors of Tamalpais Bank approved a 401(k) Plan effective January 1, 1996 for the benefit of Tamalpais Bank's employees. This Plan was amended on October 22, 2002, effective January 1, 2002. All employees 18 years of age or older with three months of service at Tamalpais Bank are eligible to participate in the 401(k) Plan. The 401(k) Plan is in the process of being amended to include employees of San Rafael Bancorp.

        Under this Plan, each employee elects the amount of his or her salary to be deferred and contributed each year. Tamalpais Bank may also, in its sole discretion, make additional nonelective contributions. The 401(k) Plan is administered by Tamalpais Bank. Tamalpais Bank's Board of Directors appoints trustees to oversee the administration of the Plan and the Plan assets. Trustees can be contacted by writing to them c/o San Rafael Bancorp, 851 Irwin Street, San Rafael, CA 94901.

        During 2003, a matching contribution of $91,402 was made by Tamalpais Bank to the 401(k) Plan. Of this amount $10,271, $10,750, and $6,599 were allocated to the accounts of Kit M. Cole, Mark Garwood, and Michael Moulton, respectively. $27,620 was allocated to the accounts of all executive officers as a group.

Salary Continuation Plan for Kit M. Cole

        Pursuant to a salary continuation plan dated May 1, 2002 and effective January 1, 2002, Ms. Cole shall be eligible to receive a benefit of $100,000 per year commencing January 1, 2005 for a period of fifteen (15) years. The benefit shall vest and be non-forfeitable at the rate of one third of the total benefit (33.3%) for each year of service performed and completed by Ms. Cole commencing January 1, 2002. Should Ms. Cole voluntarily terminate employment or be terminated by Tamalpais Bank for cause prior to December 31, 2004, she shall be entitled to receive payment for fifteen years equal to $100,000 times the percentage of the benefit that is then vested. Should Ms. Cole be terminated by Tamalpais Bank for other than cause prior to December 31, 2004, she shall become fully vested and entitled to receive the full benefit payments. Should Ms. Cole die or become disabled, or should there be a change in control, prior to her termination and prior to December 31, 2004, she shall become fully vested and she shall be entitled to receive the full benefit payments.

Salary Continuation Plan for Mark Garwood

        Pursuant to a salary continuation plan executed in April 2003 and effective January 1, 2003, Mr. Garwood shall receive equal payments of $100,000 per year commencing January 1, 2015, or upon

Mr. Garwood's retirement from Tamalpais Bank if later, for a period of fifteen (15) years; provided, however, that should Mr. Garwood prior to December 31, 2014

  •
  voluntarily terminate employment,

  •
  be terminated by Tamalpais Bank for cause or

  •
  die,

he shall be entitled to no benefit under this Plan. Should Mr. Garwood be terminated by Tamalpais Bank other than for cause prior to December 31, 2014, should Garwood become disabled or should there be a change in control, prior to Garwood's termination of employment and prior to December 31, 2014, his benefit shall become vested and his benefit shall be an amount equal to $100,000 per year times the number of years of service to such date over twelve (12) years, which benefit shall be payable for fifteen years. Should Mr. Garwood be terminated other than for cause, should Mr. Garwood become disabled or should there be a change in control, prior to December 31, 2014, monthly benefit payments in an amount equal to the vested percentage shall commence within 60 days after such termination, disability or change in control and shall be completed after 180 monthly payments have been made.

Director Compensation

        Each director of San Rafael Bancorp receives an annual stipend of $15,000 per year, and during 2003 each member of the Audit Committee received an additional $750 per month. Each non-employee director of Tamalpais Bank receives an annual stipend of $24,000.

Transactions with Pension or Similar Plans

        Except as otherwise described in this Proxy Statement, there are no transactions since January 1, 2003, nor any currently proposed transactions, to which any pension, retirement, savings or similar plan provided by San Rafael Bancorp was or is to be a party, in which the amount involved exceeds $60,000 and in which any director, principal officer, nominee for director, 5% or more shareholder, any associate of any of the foregoing persons, or San Rafael Bancorp, had or will have, a direct or indirect material interest.

Legal Proceedings

        There are no legal proceedings since January 1, 2003, in which any director, nominee for director, principal officer, 5% or more shareholder, or any associate of any of the foregoing persons is a party adverse to San Rafael Bancorp.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Except as described below, there are no existing or proposed material interests or transactions between San Rafael Bancorp and/or any of its officers or directors outside the ordinary course of San Rafael Bancorp's business. It is anticipated that the directors and officers of San Rafael Bancorp and Tamalpais Bank, and the companies with which they are associated, will have banking transactions with Tamalpais Bank in the ordinary course of business. Any loans and commitments to lend included in such transactions will be made in accordance with all applicable laws and regulations and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness.

        It is also possible that one or more members of the board of directors may from time to time provide services and equipment to Tamalpais Bank. It is the firm policy of the Board that any such transactions between Tamalpais Bank and any members of its Board, or any person directly or indirectly related to a director, must be made in strict accordance with applicable rules and regulations and on substantially the same terms as those available at the time for comparable transactions with disinterested persons.

        Prior to completion of the Company's public offering, the largest shareholder of San Rafael Bancorp was Community Bankshares, L.P., which owned approximately 47% of the common stock of San Rafael Bancorp. Kit M. Cole, the Chairman and CEO of San Rafael Bancorp, is the CEO of Cole Financial Ventures. Cole Financial Ventures was the general partner of Community Bankshares, L.P. This limited partnership was liquidated from the proceeds of San Rafael Bancorp's public offering. As a result of the liquidation, approximately $4.8 million was payable to Cole Financial Ventures.

        San Rafael Bancorp made payments for lease and lease-related expenses totaling $19,037 in 2003 to Marin Advisors Investors II (MAI-II), a California limited partnership that owned the building in which San Rafael Bancorp's offices and one branch are located. The Chairman and CEO of San Rafael Bancorp is the majority owner of Marin Advisors, Inc., which is the general partner of MAI-II. This building was sold in March 2003 to a non-affiliated party in an arms length transaction. San Rafael Bancorp funded two loans totaling $5.2 million to the non-affiliated buyer to finance the purchase of the building at normal rates and terms.

        The Chairman and CEO of San Rafael Bancorp is the CEO of an investment advisory company, Kit Cole Investment Advisory Services. In July 2002, and amended in November 2002 and January 2003, Tamalpais Bank and Kit Cole Investment Advisory Services entered into a referral agreement whereby Tamalpais Bank refers potential investment advisory clients to Kit Cole Investment Advisory Services and Kit Cole Investment Advisory Services refers loan business to Tamalpais Bank. Tamalpais Bank provides the equipment and facilities in each of its branches to offer these investment advisory services. Tamalpais Bank receives a fee equal to 40% of Kit Cole Investment Advisory Services' gross billable fees from clients that Tamalpais Bank refers for investment management services. Tamalpais Bank also receives 25% of the fees collected from clients that it refers for educational seminars and financial coaching. In 2003, while Tamalpais Bank has received $3,000 in shared investment management revenues, Tamalpais Bank has originated $11.2 million in loans and lines of credit from referrals as a result of this program. The Agreement between Tamalpais Bank and Kit Cole Investment Advisory Services was modified in September 2003 and effective August 2003. Effective August 1, 2003, Tamalpais Bank will incur the personnel costs associated with the investment advisory services.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors of San Rafael Bancorp has selected and appointed Vavrinek, Trine, Day & Company LLP, independent public accountants, to examine the financial statements of San Rafael Bancorp for the year ending December 31, 2004. In recognition of the important role of the independent auditor, the Board of Directors has determined that its selection of the independent auditor should be submitted to the shareholders for review and ratification on an annual basis. The Board of Directors expects that a representative of Vavrinek, Trine, Day & Company LLP will be in attendance at the Annual Meeting and will be provided the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions of shareholders.

        During the fiscal year ended December 31, 2003, Vavrinek, Trine, Day & Company LLP provided professional services in connection with the review of the San Rafael Bancorp's registration statement filed with the SEC in connection the company's public offering, the review of a Quarterly Report on Form 10-QSB for the quarter September 30, 2003, preparation for the audit of financial statements of San Rafael Bancorp for the fiscal year ended December 31, 2003, and consulted with San Rafael Bancorp's management regarding year end tax planning.

Audit Fees

        The aggregate fees billed by Vavrinek, Trine, Day & Company LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal years 2002 and 2003 were $40,180 and $41,200, respectively. Fees paid for the review of the financial statements included in the Company's Forms 10-QSB for the Quarter ended September 30, 2003 were $6,580.

Tax Fees

        The aggregate fees billed by Vavrinek, Trine, Day & Company LLP professional services rendered by to the Company for tax compliance, tax advice, and tax planning for fiscal years 2002 and 2003 were $4,820 and $1,130, respectively.

All Other Fees

        The aggregate fees billed by Vavrinek, Trine, Day & Company LLP for services rendered to the Company other than the services described above under the captions "Audit Fees", "Audit Related Services" and "Tax Fees", for fiscal years 2002 and 2003 were $0 and $49,540, respectively. These fees consisted of consultation and planning services provided in the preparation of the Company's SEC Form SB-2 Registration Statement.

Audit Committee's Pre-Approval Policies and Procedures

        All services provided by Vavrinek, Trine, Day, and Company require the pre-approval of the Company's Audit Committee. All tax related services and all other services provided by Vavrinek, Trine, Day, and Company for 2002 and 2003 were pre-approved by the Audit Committee.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF VAVRINEK, TRINE, DAY & COMPANY LLP AS SAN RAFAEL BANCORP'S INDEPENDENT PUBLIC ACCOUNTANTS. APPROVAL OF THE PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES REPRESENTED AND ENTITLED TO VOTE AT THIS MEETING, ASSUMING A QUORUM IS PRESENT.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO SAN RAFAEL BANCORP'S ARTICLES OF INCORPORATION
CHANGING THE COMPANY'S NAME TO EPIC BANCORP

        The shareholders are being asked to approve an amendment to Article ONE of the Articles of Incorporation of San Rafael Bancorp to change the name of San Rafael Bancorp to Epic Bancorp. As amended, Article One will read as follows:

"ONE: The name of this corporation is EPIC BANCORP."

        The amendment has been unanimously approved by the Board of Directors. In approving the proposed name change amendment, the Board of Directors considered both San Rafael Bancorp's new status as a public company and the future expansion of San Rafael Bancorp's operations. The Board of Directors of San Rafael Bancorp is proposing to the shareholders that it believes that it is in the best interest of San Rafael Bancorp to have a name which appropriately reflects the dynamic nature of San Rafael Bancorp's operations and which does not have geographical limitations.

The name of Tamalpais Bank, its wholly owned subsidiary, will remain the same.

REQUIRED VOTE AND RECOMMENDATION

        The affirmative vote of a majority of the outstanding San Rafael Bancorp common stock is required to approve the amendment to the Articles of Incorporation. An abstention or failure to vote any shares will be treated as a negative vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

ANNUAL REPORT ON FORM 10-KSB

        The Annual Report on Form 10-KSB of San Rafael Bancorp for the fiscal year ending December 31, 2003 is being mailed simultaneously with this Proxy Statement.

        Additional copies of San Rafael Bancorp's Annual Report on Form 10-KSB for the fiscal year ending December 31, 2003, which was filed with the SEC, are available from San Rafael Bancorp without charge by writing to Michael Moulton, Chief Financial Officer, San Rafael Bancorp, 851 Irwin Street, San Rafael, California 94901.

SHAREHOLDER PROPOSALS

        It is anticipated that the next year's Annual Meeting of Shareholders will be held on June 20, 2005. The deadline for shareholders to submit proposals for inclusion in the Proxy Statement and form of Proxy for the 2005 Annual Meeting of Shareholders is January 14, 2005. Additionally, with respect to any proposal by shareholders not submitted for inclusion in San Rafael Bancorp's Proxy Statement, if notice of such proposal is not received by March 30, 2005, such notice will be considered untimely, and San Rafael Bancorp's proxy holders shall have discretionary authority to vote on such proposal.

OTHER MATTERS

        The Board of Directors knows of no other matters which will be brought before the Meeting but if such matters are properly presented to the Meeting, Proxies solicited hereby will be voted in accordance with the judgment of the persons holding such Proxies. All shares represented by duly executed Proxies will be voted at the Meeting.

San Rafael, California
May 14, 2004

                      SAN RAFAEL BANCORP,
                      a California corporation,

EXHIBIT A

SAN RAFAEL BANCORP
AUDIT COMMITTEE CHARTER

ORGANIZATION

        The Audit Committee of the Board of Directors shall be comprised of at least three outside Directors who are independent of Management and the Company.

        Members of the Audit Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from Management and the Company. All Audit Committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

STATEMENT OF POLICY

        The Audit Committee shall provide assistance to the Directors in fulfilling their responsibility to the shareholders, potential shareholders, regulators and investment community relating to corporate accounting, reporting practices of the company and the quality and integrity of financial reports of the Company. Thus, the Audit Committee has the responsibility to maintain free and open communication among the Directors, the independent auditors, the regulators, the internal auditors and the financial management of the Company and its subsidiaries

RESPONSIBILITIES

        In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible. Flexibility is needed to best react to changing conditions and to ensure to the Directors, shareholders and regulators that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

        In carrying out these responsibilities, the Audit Committee will:

  •
  Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter as conditions dictate (at least annually).

  •
  Review and recommend to the Directors the independent auditors to be selected to audit the financial statements of the Company and its subsidiaries. The Audit Committee has sole authority to hire and fire outside auditors.

  •
  Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Directors. The Audit Committee, as the shareholders' representative, has the ultimate authority in deciding to engage, evaluate and terminate their services.

  •
  Review and concur with Management's appointment, termination or replacement of the internal audit, compliance review, credit administration and credit review outsourcing firms. The Audit Committee has the authorized responsibility to appoint, terminate or replace these firms and personnel.

  •
  Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year along with the procedures to be utilized and the adequacy of the independent auditors' compensation. At the conclusion of each review or audit, the Committee should review the report, including any comments or recommendations of the independent auditors.

  •
  Review with the independent auditors the Company's internal auditor or outsourcing representative and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company and its subsidiaries and the risks involved in the various operational areas. Also, the Committee should elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper. Further, the Committee periodically should review Company policy statements to determine their adherence to the Code of Conduct and Ethics.

  •
  Review reports received from regulators concerning legal and regulatory matters that may have a material effect on the financial statements and related Company compliance policies.

  •
  Review with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements.

  •
  Review the internal audit, credit administration and credit review functions of the Company and its subsidiaries, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors. Additionally, all credit review outsourcing reports will be reviewed by the Committee. The internal audit, compliance review, credit administration and credit review functions shall report directly to the Audit Committee. For operational purposes, on a daily basis these functions shall report to the CEO or her designated officer.

  •
  Review the policies and procedures in effect for considering officers' expenses and perquisites for the Company and its subsidiaries.

  •
  Inquire of Management, the internal audit and credit administration review firms and the independent auditors about significant risks or exposures and assess the steps Management has taken to minimize such risks to the Company and its subsidiaries.

  •
  Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan, including management responses and time frame for corrective action. A matrix of such audits and examinations will be reviewed at each meeting.

  •
  Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matter required to be communicated to the Committee by the auditors. The Chair of the Committee may act on behalf of the Committee for the purpose of this review.

  •
  Review the financial statements contained in the Annual Report to Shareholders with Management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in or adoptions of accounting principles and disclosure practices, and discuss any other matters required to be communicated to the Committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principals and the clarity of the financial disclosure practices used or proposed to be used and, particularity, the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

  •
  It is the responsibility of the Chairman of the Audit Committee to communicate and interact with other Committees of the Board and the Board itself on all matters of importance.

  •
  The Committee Chairperson will be authorized to meet with the independent auditors and financial management of the Company to review their reports on behalf of the Committee.

  •
  Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of Management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and auditing personnel and the cooperation that the independent auditors received during the course of the audit. Provide executive sessions without management present for all outsourcing vendors (internal audits, compliance, credit and Information System audits)

  •
  Review accounting and financial human resources and succession planning within the Company and its subsidiaries.

  •
  Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other director questions (alternatively, the other Directors, particularly the other independent Directors shall be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed.)

  •
  Review the nature, scope and fees of other professional services provided to the Company by the independent auditors and consider the relationship to the auditors' independence. Advance approval of the Committee is required for non-audit services.

  •
  On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

  •
  Determine that the external auditors had a peer review and the results of such review.

  •
  Review the report of the Audit Committee in the Proxy Statement disclosing whether or not the Committee has reviewed and discussed with Management and the independent auditors, as well as discussed within the Committee (without Management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose the Committee's conclusion on the fairness of presentation of the financial statements as to their conformity with GAAP based on those discussions. After such review, the Audit Committee should recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 1-K.

  •
  Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

  •
  Review any major changes to the Company's accounting principles and practices as may be suggested by Management.

  •
  Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate. Also, when necessary, the Committee should review and assess conflict of interests, related party transactions and customer complaints.

  •
  Review the Company's disclosure in the Proxy Statement for its Annual Meeting of Shareholders that states that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the Annual Report to Shareholders or the Proxy Statement at least triennially or the year after any significant amendment to the Charter.

  •
  The Committee should conduct a self-assessment of its performances in the interest of continuous improvement. This self-assessment should occur at least every two years. An outside facilitator may be used to conduct this self-evaluation.

FREQUENCY OF MEETINGS

        The Audit Committee should meet as a minimum quarterly.

COMMITTEE EDUCATION AND ORIENTATION

        Whenever possible, members of the Committee are expected to attend association conferences, meetings and classes for continuing education and exposure to the financial institution business and environment in which the Company operates.

AUDIT COMMITTEE PLAN

        The Committee should develop an annual Audit Committee Plan, which is responsive to the primary Audit Committee responsibilities for the review and approval of the Plan by the full Board.

\*/    DETACH PROXY CARD HERE    \*/

PROXY

SAN RAFAEL BANCORP
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
June 21, 2004.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of San Rafael Bancorp, and the accompanying Proxy Statement dated May 14, 2004, and revoking any Proxy heretofore given, hereby constitutes and appoints Kit M. Cole and Carolyn B. Horan, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of Common Stock of San Rafael Bancorp, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of San Rafael Bancorp ("San Rafael Bancorp"), to be held at the Acqua Hotel, 555 Redwood Highway, Mill Valley, California on Monday, June 21, 2004 at 5:30 p.m. or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any adjournments thereof. The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this Proxy in the election of directors

(Continued, and to be marked, dated and signed, on the other side)

SAN RAFAEL BANCORP

\*/    DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY THE INTERNET OR TELEPHONE    \*/

1.
To elect as Directors of San Rafael Bancorp the nominees set forth below.

ELECTION OF DIRECTORS	☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees: Allan G. Bortel, Kit M. Cole, Carolyn B. Horan, Richard E. Smith, William Jeffery Tappan.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.)
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE

2. To ratify the appointment of Vavrinek, Trine, Day & Company LLP as independent public accountants for San Rafael Bancorp's 2004 fiscal year.

 ☐  FOR    ☐  AGAINST    ☐  ABSTAIN

3. To approve an amendment to San Rafael Bancorp's Articles of Incorporation changing the Company's name to Epic Bancorp.

 ☐  FOR    ☐  AGAINST    ☐  ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.	In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for all of the nominees named on this Proxy Card and FOR Proposal No. 2, and FOR Proposal No. 3.

Please date and sign exactly as your name(s) appears. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If more than one trustee, all should sign. All joint owners should sign.

 WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.

I/We do         or do not         expect to attend this meeting.

Date:                                                                                  , 2004

Name Signature Signature if held jointly

Please Detach Here
\*/    You Must Detach This Portion of the Proxy Card    \*/
Before Returning it in the Enclosed Envelope

QuickLinks

SAN RAFAEL BANCORP 851 IRWIN STREET SAN RAFAEL, CALIFORNIA 94901 (415) 454-1212
Notice of Annual Meeting of Shareholders June 21, 2004, 5:30 P.M.
PROXY STATEMENT
INFORMATION CONCERNING THE SOLICITATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS OF SAN RAFAEL BANCORP
TAMALPAIS BANK DIRECTORS
SAN RAFAEL BANCORP BOARD MEETINGS AND COMMITTEES
REPORT OF AUDIT COMMITTEE
EXECUTIVE COMPENSATION
Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSAL NO. 3 APPROVAL OF AMENDMENT TO SAN RAFAEL BANCORP'S ARTICLES OF INCORPORATION CHANGING THE COMPANY'S NAME TO EPIC BANCORP
REQUIRED VOTE AND RECOMMENDATION
ANNUAL REPORT ON FORM 10-KSB
SHAREHOLDER PROPOSALS
OTHER MATTERS
EXHIBIT A SAN RAFAEL BANCORP AUDIT COMMITTEE CHARTER